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                                                                   EXHIBIT 10.02

                      THIRD AMENDMENT TO CREDIT AGREEMENT
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     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") is dated as of April 27, 1995 and is entered into by and among Anthony Industries, Inc., a Delaware corporation (the "Company"), the financial institutions listed on the signature pages hereto (the "Banks"), and Bank of America National Trust and Savings Association, as the agent for the Banks (the "Agent") and amends that certain Credit Agreement dated as of June 28, 1993 among the Company, the Banks and the Agent, as amended by a First Amendment to Credit Agreement dated as of July 22, 1994 and a Second Amendment to Credit Agreement dated as of April 21, 1995 (as so amended, the "Agreement").

                                    RECITAL
                                    -------

     The Company has requested the Banks and the Agent to provide for another credit facility and the parties hereto wish to permit such facility under the Agreement on the terms and conditions set forth herein.


     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:


     1.  Terms.  All terms used herein shall have the same meanings as in the
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Agreement unless otherwise defined herein.  All references to the Agreement shall mean the Agreement as hereby amended.

     2.  Amendments to Agreement.
         -----------------------

         2.1 Section 9.13 of the Agreement is amended to read in its entirety as follows:

         "9.13 Limitations on Indebtedness. (a) The Company will not, nor will
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it permit any Restricted Subsidiary to, create, assume, suffer to exist or incur or in any manner become liable in respect of any Indebtedness for borrowed money or other Indebtedness described in clauses (i) through (v) of the definition thereof, except:

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          (1) Obligations hereunder, Indebtedness under that Credit Agreement
     (364-Day Facility), dated as of April 27, 1995, among the Company, the Banks and the Agent, as amended from time to time, and Indebtedness under the Note Agreement;

          (2) Indebtedness of the Company and its Restricted Subsidiaries outstanding as of the date of this Agreement and reflected on the consolidated balance sheet of the Company and its Restricted Subsidiaries reflected in Schedule 7.6 hereto or available under the agreement or facility pursuant to which such Indebtedness is incurred described in
     Schedule 7.6 hereto, and any renewals, extensions, refinancings or replacements of such Indebtedness so long as (i) the principal amount thereof (or available under the agreement or facility pursuant to which such Indebtedness is incurred) shall not exceed the amount thereof outstanding or available on the Closing Date (ii) such renewal, extension, refinancing or replacement shall have terms which are not materially more adverse to the Company or its Restricted Subsidiaries, as the case may be, as the original Indebtedness; provided that outstanding Current Debt under
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     this clause (2) shall not in any event exceed $16,000,000 in the aggregate at any one time;

          (3) Funded Debt of the Company and its Restricted Subsidiaries;

     provided, however, that:
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               (i) Outstanding Consolidated Funded Debt shall not exceed 55% of
          Total Capitalization at any time, and

               (ii) the aggregate amount of all Priority Debt shall not exceed 10% of Consolidated Net Worth at any time;

          (4) Indebtedness of a Restricted Subsidiary to the Company or to a wholly-owned Restricted Subsidiary;

          (5) Guaranties of the Company and Restricted Subsidiaries which are limited in amount to a stated maximum dollar exposure; and

          (6) Other Indebtedness of the Company and the Restricted Subsidiaries for borrowed money or other Indebtedness described in clauses (i) through
     (vi) of the definition thereof not otherwise permitted by clauses (1) through (5) above; provided, however, that, commencing June 1, 1995 and at
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     all times thereafter, Indebtedness permitted by this clause (6) shall not exceed $15,000,000 in aggregate principal amount at any one time;

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  provided, however, that all Indebtedness permitted by this Section 9.13(a)
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shall not exceed $180,000,000 in aggregate principal amount at any one time.

          (b) Any corporation which becomes a Restricted Subsidiary after the date hereof shall for all purposes of this Section 9.13 be deemed to have created, assumed or incurred at the time it becomes a Restricted Subsidiary all Funded Debt of such corporation existing immediately after it becomes a Restricted Subsidiary."

     3.   Representations and Warranties.  The Company represents and warrants
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to Banks and Agent that, on and as of the date hereof, and after giving effect to this Third Amendment:

          3.1  Authorization.  The execution, delivery and performance of this
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Third Amendment have been duly authorized by all necessary corporate action by the Company and this Third Amendment has been duly executed and delivered by the Company.

          3.2  Binding Obligation.  This Third Amendment is the legal, valid and
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binding obligation of Company, enforceable against the Company in accordance with its terms.

          3.3  No Legal Obstacle to Amendment.  The execution, delivery and
               ------------------------------
performance of this Third Amendment will not (a) contravene the terms of the Company's certificate of incorporation, by-laws or other organization document;
(b) conflict with or result in any breach or contravention of the provisions of any contract to which the Company is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to Company, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Company. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this Third Amendment, or the transactions contemplated hereby.

          3.4  Incorporation of Certain Representations.  The representations
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and warranties of the Company set forth in Section 7 of the Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

          3.5  Default.  No Default or Event of Default under the Agreement has
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occurred and is continuing.

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     4.  Conditions, Effectiveness.  The effectiveness of this Third Amendment
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shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to the Agent in form and substance satisfactory to the Agent:

          4.1  Corporate Resolutions.  A copy of a resolution or resolutions
               ---------------------
passed by the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the effective date of this Third Amendment, authorizing the amendments to the Agreement herein provided for and the execution, delivery and performance of this Third Amendment and any note or other instrument or agreement required hereunder.

          4.2  Authorized Signatories.  A certificate, signed by the Secretary
               ----------------------
or an Assistant Secretary of the Company dated the date of this Third Amendment, as to the incumbency of the person or persons authorized to execute and deliver this Third Amendment and any instrument or agreement required hereunder on behalf of the Company.

          4.3  Other Evidence.  Such other evidence with respect to the Company
          -------------------
or any other person as the Agent or any Bank may reasonably request in connection with this Third Amendment and the compliance with the conditions set forth herein.


     5.  Miscellaneous.
     --  -------------

          5.1  Effectiveness of Agreement.  Except as hereby expressly amended,
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the Agreement and each other Loan Document shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

          5.2  Waivers.  This Third Amendment is specific in time and in intent
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and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents, constitute a waiver of any other default of the same or of any other term or provision.

          5.3  Counterparts.  This Third Amendment may be executed in any number
               ------------
of counterparts and all of such

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counterparts taken together shall be deemed to constitute one and the same instrument. This Third Amendment shall not become effective until the Company, the Banks and the Agent shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Agent.

          5.4  Jurisdiction.  This Third Amendment shall be governed by and
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construed under the laws of the State of California.


          IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the date first written above.


                             ANTHONY INDUSTRIES, INC


                             By: ________________________

                             Title: _____________________


                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION,
                             as Agent

                             By: _________________________
                                     Leandro J. Balidoy
                                       Vice President


                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION,
                             as a Bank


                             By: _________________________
                                        Mark Milner
                                     Managing Director


                             By: _________________________
                                        Sabur Moini
                                  Assistant Vice President


(Signatures continue)

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                             CITICORP USA, INC.

                             By: __________________________

                             Title:________________________


                             NATIONSBANK OF TEXAS, N.A.

                             By: __________________________

                             Title:________________________


                             SEATTLE FIRST NATIONAL BANK


                             By: __________________________

                             Title:________________________


                             WACHOVIA BANK

                             By: __________________________

                             Title:________________________

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